Exhibit 10.4

MARQUEE RAINE ACQUISITION CORP.

65 East 55th Street, 24th Floor

New York, NY 10010

December 17, 2020

Marquee Raine Acquisition Sponsor LP

65 East 55th Street, 24th Floor

New York, NY 10022

Ladies and Gentlemen:

This letter will confirm our agreement that, as of the effective date of the registration statement (the “Registration Statement”) for the initial public offering (the “IPO”) of the securities of Marquee Raine Acquisition Corp. (the “Company”) and continuing until the earlier of (i) the completion by the Company of an initial business combination or (ii) the Company’s liquidation (in each case as described in the Registration Statement), Marquee Raine Acquisition Sponsor LP or an affiliate thereof shall take steps, directly or indirectly, to make available to the Company certain office space, secretarial and administrative services as may be required by the Company from time to time, situated at 65 East 55th Street, 24th Floor, New York, NY 10022 (or any successor location). Marquee Raine Acquisition Sponsor LP hereby agrees that the aforementioned services shall be provided free of charge, but will be reimbursed for out-of-pocket expenses incurred in connection with such services. Marquee Raine Acquisition Sponsor LP hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in a trust account (the “Trust Account”) that may be established upon the consummation of the IPO (the “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

[Signature Page Follows]

Very truly yours,

Marquee Raine Acquisition Corp.

By:	/s/ Brandon Gardner
	Name:	Brandon Gardner
	Title:	Co-Chairman and Director

Marquee Raine Acquisition Sponsor LP

Acting by its general partner,
Marquee Raine Acquisition Sponsor GP Ltd.

By:	/s/ Brandon Gardner
	Name:	Brandon Gardner
	Title:	Director

By:	/s/ Thomas Ricketts
	Name:	Thomas Ricketts
	Title:	Director

[Signature Page to Administrative Support Agreement]